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                                                                    EXHIBIT 10.4

                             TERMINATION AND RELEASE

      THIS TERMINATION AND RELEASE (this "RELEASE") is made and entered into effective as of the 27th day of April 2005, by and among DAN MCKINNON ("MCKINNON"), JANICE MCKINNON ("MRS. MCKINNON"), DAN MCKINNON, as Trustee of the Dan and Janice McKinnon Family Trust dated January 15, 2005 ("TRUST"), and WORLD AIR HOLDINGS, INC., a Delaware corporation (the "CORPORATION").

                               STATEMENT OF FACTS

      A. McKinnon founded and until recently was a shareholder of North American Airlines, Inc., a Delaware corporation ("NAA.").

      B. McKinnon transferred his shares of capital stock of NAA to the Trust on or about January 30, 2005.

      C. Both McKinnon and Mrs. McKinnon served as directors, employees and officers of NAA from time to time prior to the date hereof.

      D. McKinnon and the Trust are contemporaneously herewith closing the sale of all of the stock of NAA to the Corporation pursuant to the terms of a Stock Purchase Agreement, dated as of April 27, 2005 (the "STOCK PURCHASE AGREEMENT"), by and among the Corporation, NAA, McKinnon and the Trust.

      E. To induce the Corporation to consummate the transaction, McKinnon, Mrs. McKinnon and the Trust are willing to enter into this Agreement to confirm (i) the resignation of McKinnon and Mrs. McKinnon as officers, directors and employees of NAA, (ii) the termination of employment of McKinnon and Mrs. McKinnon, and (iii) the release and waiver of any and all claims whatsoever by McKinnon, Mrs. McKinnon, and the Trust with respect to NAA.

      NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

      1. Resignation.

            (a) Effective immediately, McKinnon hereby resigns as a director, officer, employee, consultant, independent contractor, or any other capacity with respect to NAA.

            (b) Effective immediately, Mrs. McKinnon hereby resigns as a director, officer, employee, consultant, independent contractor, or any other capacity with respect to NAA.

      2. Termination.

            (a) Effective immediately, McKinnon hereby acknowledges and agrees that his employment by the Company is terminated, and the Company owes him no further salary, bonus, compensation, benefits or any other sums whatsoever arising therefrom, except (i) salary

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payable for the period from______________________, 2005 through the date of
Closing (as defined in the Stock Purchase Agreement), (ii) his rights to his account in the Company's 401(k) plan, and (iii) all other items and matters as to which he may be entitled as specifically set forth in the Stock Purchase Agreement.

            (b) Effective immediately, Mrs. McKinnon hereby acknowledges and agrees that her employment by the Company is terminated, and the Company owes her no further salary, bonus, compensation, benefits or any other sums whatsoever arising therefrom, except (i) salary payable for the period from______________________, 2005 through the date of Closing (as defined in the Stock Purchase Agreement), and (ii) all other items and matters as to which she may be entitled as specifically set forth in the Stock Purchase Agreement.

      3. Release and Waiver.

            (a) Subject to the limitations set forth below, McKinnon hereby (i) releases NAA and the Corporation and each past, present and future director, stockholder, officer, employee, agent, or affiliate of NAA and the Corporation, and their respective successors and assigns (collectively, the "RELEASEES"), from any and all claims, demands, causes of action, obligations, contracts, agreements, debts and liabilities whatsoever (collectively, "CLAIMS") arising contemporaneously or prior to the date of this Release relative to NAA and the Corporation or their activities or McKinnon's ownership interest in or employment by, or service as an officer or director of, the Corporation, whether in contract, tort or otherwise, known or unknown, now existing or hereafter occurring; (ii) irrevocably covenants to refrain from, directly or indirectly, asserting any claim or demand, or commencing, instituting or causing to be commenced, any proceeding against the Releasees, based upon any matter purported to be released hereby; and (iii) waives any and all rights that McKinnon may have (past or present) with respect to McKinnon's interest in the Corporation. Notwithstanding the foregoing, the release set forth in this Section 3(a) shall not apply to (i) any Claims or rights of any kind which McKinnon may have pursuant to the Stock Purchase Agreement, and (ii) his rights to final salary and accounts in the Company's 401(k) plan as described in Section 2(a) above.

            (b) Subject to the limitations set forth below, Mrs. McKinnon hereby
(i) releases the Releasees from any and all Claims arising contemporaneously or prior to the date of this Release relative to NAA and the Corporation or their activities or Mrs. McKinnon's ownership interest in or employment by, or service as an officer or director of, the Corporation, whether in contract, tort or otherwise, known or unknown, now existing or hereafter occurring; (ii) irrevocably covenants to refrain from, directly or indirectly, asserting any claim or demand, or commencing, instituting or causing to be commenced, any proceeding against the Releasees, based upon any matter purported to be released hereby; and (iii) waives any and all rights that Mrs. McKinnon may have (past or present) with respect to Mrs. McKinnon's interest in the Corporation and its assets. Notwithstanding the foregoing, the release set forth in this Section 3(b) shall not apply to (i) any Claims or rights of any kind which Mrs. McKinnon may have pursuant to the Stock Purchase Agreement, and (ii) her rights to final salary as described in Section 2(b) above.

            (c) Subject to the limitations set forth below, the Trust hereby (i) releases the Releasees from any and all Claims arising contemporaneously or prior to the date of this Release

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relative to NAA and the Corporation or their activities or the Trust's ownership interest in or employment by, or service as an officer or director of, the Corporation, whether in contract, tort or otherwise, known or unknown, now existing or hereafter occurring; (ii) irrevocably covenants to refrain from, directly or indirectly, asserting any claim or demand, or commencing, instituting or causing to be commenced, any proceeding against the Releasees, based upon any matter purported to be released hereby; and (iii) waives any and all rights that the Trust may have (past or present) with respect to the Trust's interest in the Corporation. Notwithstanding the foregoing, the release set forth in this Section 3(c) shall not apply to any Claims or rights of any kind which the Trust may have pursuant to the Stock Purchase Agreement.

      4. Further Assurances. McKinnon, Mrs. McKinnon and the Trust shall fully cooperate at all times from and after the date hereof with respect to the confirmation of the matters described herein, and shall execute such further releases or other documents as may be reasonably requested by the Corporation for the purpose of giving effect to the transactions evidenced by this Release.

      5. Governing Law. This Release shall be governed in all respects by the laws of the State of New York.

      6. Successors and Assigns. This Release shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, heirs and executors.

      7. Entire Agreement. This Release supersedes all prior agreements, communications, representations and understandings, either oral or written, among the parties with respect to the subject matter of this Release.

      8. Counterparts. This Release may be executed in one or more counterparts, each of which shall constitute an original but all of which when taken together will constitute one instrument.

         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

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      IN WITNESS WHEREOF, the undersigned have executed and delivered this
Release under seal as of the date first above written.

                                  /s/ Dan Mckinnon
                                  ----------------------------------------------
                                  DAN McKINNON

                                  /s/ Janice Mckinnon
                                  ----------------------------------------------
                                  JANICE McKINNON

                                  DAN McKINNON, as Trustee of the Dan and
                                  Janice McKinnon Family Trust Dated January 15, 2005

                                  By: /s/ Dan McKinnon
                                      ------------------------------------------
                                      Dan McKinnon, Trustee

                                  WORLD AIR HOLDINGS, INC.

                                  By: /s/ Randy J. Martinez               (SEAL)
                                      ------------------------------------------
                                      Name: ____________________________________
                                      Title: ___________________________________

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                                    EXHIBIT F

                              SELLER LEGAL OPINION

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